UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2008

RAM Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

RAM Re House
46 Reid Street
Hamilton HM 12 Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6501

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

      (e) On November 11, 2008, the Board of Directors of RAM Holdings Ltd. approved certain technical amendments to the following compensatory arrangements of the Company (filed as Exhibits to this 8-K and incorporated herein by reference) in order to comply with Section 409A of the Internal Revenue Code (“409A”):

  Supplemental Retirement Plan
  Employment Agreements of certain executive officers
  2006 Equity Plan
  Form of Award Agreements for Options and RSUs

Section 409A generally provides that vested amounts deferred under a nonqualified deferred compensation arrangement are currently includible in taxable income, unless the arrangement meets specified documentation and operational requirements. The amendments to the compensatory arrangements approved by the Board of RAM Holdings are intended to comply with the documentation requirements, specifically to set out, among other things:

  The time and form of payment of the deferred compensation
  The restrictions on the ability to change the designated time and form of payment
  The list and definition of the permitted distribution events
  The six-month delay of any payment of deferred compensation to "specified employees" of public companies on account of their separation from service.

In addition, the Supplemental Retirement Plan was amended to provide that no further contributions will be made by RAM Holdings after December 31, 2008. The Supplemental Retirement Plan is a non-qualified deferred compensation plan for highly-compensated U.S. taxpayer executives (the “Affected Executives”). RAM Holdings contributes an amount equal to 10% of base salary and annual cash bonus to the Supplemental Retirement Plan on behalf of each of the Affected Executives. Under recently enacted Section 457A of the Internal Revenue Code, there is doubt as to whether the Affected Executives would be able to continue to defer income tax on contributions to the Supplemental Retirement Plan in respect of services rendered after December 31, 2008. RAM Holdings Ltd. will pay the 10% of base salary and annual cash bonus with respect to services rendered by the Affected Executives beginning January 1, 2008 in cash instead of contributing it to the Supplemental Retirement Plan. In addition, the Board of Directors of RAM Holdings Ltd. approved permitting the Affected Executives to make a change in their payment elections under the 409A transition rules on or before December 31, 2008.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (d)      Exhibit

Exhibits
Number	Description
-------	-----------

10.1	Amended and Restated Employment Agreement, between the Registrant and Vernon M. Endo †

10.2	Amended and Restated Employment Agreement, between the Registrant and Edward U. Gilpin †

10.3	Amended and Restated Employment Agreement, between the Registrant and David K. Steel†

10.4	Amended and Restated Employment Agreement, between the Registrant and James P. Gerry†

10.5	Amended and Restated Employment Agreement, between the Registrant and Victoria W. Guest†

10.6	Amended and Restated 2000 Supplemental Retirement Plan†

10.7	Amended and Restated 2006 Equity Plan†

10.8	Form of RAM Holdings Ltd. Share Option Award Agreement for Employees†

10.9	Form of RAM Holdings Ltd. Share Option Award Agreement for Non-Employee Directors†

10.10	Form of RAM Holdings Ltd. Restricted Share Unit Award Agreement†

10.11	Form of RAM Holdings Ltd. Restricted Share Unit Award Agreement [Annual Bonus Award] †

† Compensatory Plan or Arrangement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd. (Registrant)

Dated: November 17, 2008	By: /s/ Victoria W. Guest
Name: Victoria W. Guest
Title: General Counsel